AMENDMENT No. 2 AND AGREEMENT dated as of April 16, 2007 (this “Amendment”) to the Senior Secured Revolving Credit Agreement dated as of December 6, 2006 (as amended by Amendment No. 1 dated as of February 8, 2007, the “Credit Agreement”) among BLACKROCK KELSO CAPITAL CORPORATION (the “Borrower”), CITIBANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., as Syndication Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and the other Lenders party thereto.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth in this Amendment and the Lenders whose signatures appear below are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, the Borrower has requested that certain Lenders (the “Temporary Increase Lenders”) provide additional Commitments to extend credit to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement; and

WHEREAS, the Temporary Increase Lenders have severally agreed to increase their respective Commitments on a temporary basis.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Section 1.01. (a)The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment Effective Date” means April 16, 2007.

“Mandatory Reduction Amount” is an amount equal to the lesser of (i) 100% of the amount of the Net Proceeds received by or on behalf of the Borrower or any Subsidiary in respect of any Mandatory Reduction Event and (ii) the Temporary Increase Amount immediately prior to such Mandatory Reduction Event.

“Mandatory Reduction Event” means (a) any sale, transfer or other disposition of any property or asset of the Borrower or any Subsidiary (other than a Financing Subsidiary) to a Financing Subsidiary; (b) the issuance by the Borrower or any Subsidiary of any Equity Interests, or the receipt by the Borrower or any Subsidiary of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Borrower or any Subsidiary, (ii) the issuance of Borrower common stock pursuant to a reinvestment of dividends or distributions on Borrower common stock in accordance with the Borrower’s Automatic Dividend Investment Plan dated as of August 4, 2005 and (iii) any other issuance and sale of Borrower common stock (at a price per share at least equal to the most recently determined net asset value per share of common stock at the time of such sale) to the extent not exceeding, together with all previous sales of Borrower common stock made on or after the Prepayment Effective Date in accordance with this clause (iii), aggregate gross sale proceeds of $5,000,000; or (c) the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01(a), (c), (d), (e), (f) and (h) or permitted by the Required Lenders pursuant to Section 9.02.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event, including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or earn-out, but excluding any reasonable interest payments), but only as and when received, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates, excluding, for the avoidance of doubt, Merrill Lynch & Co., Inc. and its Subsidiaries) in connection with such event and (ii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries in connection with such event.

“Prepayment Effective Date” means the date on which Net Proceeds in respect of any Mandatory Reduction Event are received by or on behalf of the Borrower or any Subsidiary.

“Reaffirmation Agreement” means the Reaffirmation Agreement dated April 16, 2007 between the Borrower and Citibank, as Administrative Agent and Collateral Agent, as the same shall be modified and supplemented from time to time.

“Temporary Increase” means the several temporary increases, by each of the Temporary Increase Lenders, of their respective Multicurrency Commitments, as specified on Schedule I and as reduced from time to time in accordance with Sections 2.08(e)(iii) and 2.08(f) and (g), taken as a whole. The Temporary Increase shall expire on the Temporary Increase Expiry Date.

“Temporary Increase Amount” means the aggregate amount of the several

Commitment increases under the Temporary Increase, as reduced from time to time. The initial Temporary Increase Amount is $100,000,000 and any Temporary Increase Amount remaining on the Temporary Increase Expiry Date shall be reduced to zero (0) on such Temporary Increase Expiry Date.

“Temporary Increase Expiry Date” means the date that is 180 days after the Amendment Effective Date.

“Temporary Increase Lender” means each of Citibank, N.A., JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and Merrill Lynch Capital Corporation.

(b) The definition of the term “Multicurrency Commitment” is hereby amended by inserting the following text at the end thereof:

“plus the Temporary Increase Amount, as reduced from time to time”.

SECTION 3. Amendment of Section 2.08. (a)Section 2.08(e)(iii) of the Credit Agreement is hereby amended by deleting the text “[Reserved]” and by inserting in lieu therefor the following text:

“Commitments of Temporary Increase Lenders. For as long as any Temporary Increase Amount remains available, an amount equal to 100% of any Commitment of any Lender other than a Temporary Increase Lender proposed pursuant to paragraph (i) shall ratably reduce the respective Commitment of each Temporary Increase Lender under the Temporary Increase, provided that the total reductions of a Temporary Increase Lender’s Commitment pursuant to this paragraph (iii), together with the total reductions of such Temporary Increase Lender’s Commitment under Section 2.08(f), shall not exceed $25,000,000.”

(b) Section 2.08(e)(v) of the Credit Agreement is hereby amended by (i) deleting the text in parenthesis “(after giving effect to such Commitment Increase)” and substituting “(after giving effect to such Commitment Increase and, with respect to the Temporary Increase Lenders, any reduction in Commitments pursuant to paragraph (iii))” therefor and (ii) by adding “ (or, with respect to the Temporary Increase Lenders, decreased)” at the end of such subparagraph.

(c) Section 2.08 of the Credit Agreement is hereby amended by inserting the following new paragraph (f) at the end of such Section:

“(f)         Mandatory Reduction of Temporary Increase Amount. (i)In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Mandatory Reduction Event, an amount equal to the Mandatory Reduction Amount shall ratably reduce the respective Commitment of each Temporary Increase Lender under the Temporary Increase.

(ii) Such reduction shall take effect on the Prepayment Effective Date applicable to such Mandatory Reduction Event.

(iii) On each Prepayment Effective Date, the Borrower shall (A) prepay, in full, the Loans (if any) outstanding under any Class of Commitments under the Credit Agreement that is affected by a Commitment reduction under this Section 2.08(f), (B) simultaneously borrow new Loans of such Class under the Credit Agreement in an amount equal to the lesser of (1) such prepayment and (2) the total of all Multicurrency Commitments (after giving effect to the Commitment reduction under this Section 2.08(f)); provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to the Commitment reduction under this Section 2.08(f)) and (C) pay to the Lenders of such Class the amounts, if any, payable under Section 2.15 as a result of any such prepayment. Concurrently therewith, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Commitments of such Class (after giving effect to the Commitment reduction under this Section 2.08(f)).”

SECTION 4. Amendment of Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by inserting the following new paragraph (f) at the end of such Section:

“(f)         Mandatory Prepayment on the Temporary Increase Expiry Date. If on the Temporary Increase Expiry Date the Temporary Increase Amount has not been reduced to zero (0) in accordance with Sections 2.08(e)(iii) and 2.08(f), the Borrower shall on such date (i) prepay, in full, the Loans (if any) outstanding under any Class of Commitments under the Credit Agreement, (ii) simultaneously borrow new Loans of such Class under the Credit Agreement in an amount equal to the lesser of (A) such prepayment and (B) the total of all Multicurrency Commitments in effect immediately after the expiration of the Temporary Increase (and, for the avoidance of doubt, immediately following such reborrowing, no Lender's Revolving Credit Exposure shall exceed such Lender's aggregate Dollar Commitments and Multicurrency Commitments at such time); provided that with respect to subclauses (i) and (ii), (X) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (Y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to the expiration of the Temporary Increase) and

(iii) pay to the Lenders of such Class the amounts, if any, payable under Section 2.15 as a result of any such prepayment. Concurrently therewith, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Commitments of such Class (after giving effect to the expiration of the Temporary Increase).”

SECTION 5. Amendment of Section 9.02. (a)Section 9.02(c) of the Credit Agreement is hereby amended by deleting the amount “$500,000,000” and substituting in lieu therefor the amount “$1,000,000,000”.

SECTION 6. Amendment of Schedule I. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

SECTION 7. Agreement of the Lenders. On the Amendment Effective Date (as defined above), each Temporary Increase Lender by its signature below, agrees to increase its Commitments in accordance with Schedule I hereto and each Lender by its signature below, agrees to the terms of this Amendment and the Credit Agreement as amended hereby.

SECTION 8. Adjustments of Borrowings upon Effectiveness of Amendment. On the Amendment Effective Date, the Borrower shall (A) prepay, in full, the Loans (if any) outstanding under any Class of Commitments under the Credit Agreement that is affected by the Temporary Increase, (B) simultaneously borrow new Loans of such Class under the Credit Agreement in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to such Commitment of the Additional Lenders) and (C) pay to the Lenders of such Class the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment. Concurrently therewith, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Commitments of such Class (after giving effect to such Temporary Increase).

SECTION 9. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate action and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date of this Amendment or, as to any such representation or warranty that refers to a specific date, as of such specific date;

(c) immediately before and after giving effect to this Amendment, the aggregate Covered Debt Amount does not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent; and

(d) immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 10. Conditions to Effectiveness.  This Amendment and the Temporary Increase shall not become effective until the date on which all the following conditions are satisfied:

(a) Opinion of Counsel to the Borrower. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel for the Borrower in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(b) Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(c) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President, the Chief Operating Officer or a Financial Officer of the Borrower, confirming that the representations and warranties set forth in Section 9 hereof are true and correct.

(d) Liens. The Administrative Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Borrower which shall confirm the priority of the Liens in favor of the Collateral Agent created pursuant to the Security Documents and reveal no Liens on any of the assets of the Borrower or its Subsidiaries except for Liens under the Security Documents or permitted under Section 6.02 of the Credit Agreement.

(e) Reaffirmation Agreement. A Reaffirmation Agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

(f) Other Documents. The Administrative Agent shall have received such other documents as it or any Lender or special New York counsel to Citibank may reasonably request.

(g) Prepayment of Loans. The Borrower shall have (A) prepaid in full all Loans (if any) outstanding under any Class of Commitments under the Credit Agreement that is affected by the Temporary Increase as set forth in Section 8 hereof and (B) paid to the Lenders of such Class the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment.

(h) Payment of Fees and Expenses . The Borrower shall have paid in full such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Cravath, Swaine & Moore LLP, special New York counsel to Citibank, in connection with the negotiation, preparation, execution and delivery of this Amendment and the Reaffirmation Agreement (to the extent that statements for such fees and expenses have been delivered to the Borrower).

SECTION 11. Effectiveness. Subject to the immediately preceding Section, this Amendment shall become effective as of the Amendment Effective Date when the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 12. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 13. Applicable Law; Waiver of Jury Trial. (A)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 15. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BLACKROCK KELSO CAPITAL CORPORATION,
By:	/s/ Michael B. Lazar
Name: Michael B. Lazar
Title: Chief Operating Officer

Temporary Increase Lenders:

CITIBANK, N.A., individually and as Administrative Agent,
By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Director

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent,
By:	/s/ Richard J. Poworoznek
Name: Richard J. Poworoznek
Title: Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent,
By:	/s/ William R. Goley
Name: William R. Goley
Title: Director

MERRILL LYNCH CAPITAL CORPORATION,
By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 16, 2007, TO THE SENIOR SECURED REVOLVING CREDIT AGREEMENT DATED AS OF DECEMBER 6, 2006 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF FEBRUARY 8, 2007) AMONG BLACKROCK KELSO CAPITAL CORPORATION AS BORROWER, CITIBANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, WACHOVIA BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT AND THE OTHER LENDERS PARTY THERETO.

To Approve Amendment No. 2:

BEAR STEARNS CORPORATE LENDING INC.,
By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 16, 2007, TO THE SENIOR SECURED REVOLVING CREDIT AGREEMENT DATED AS OF DECEMBER 6, 2006 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF FEBRUARY 8, 2007) AMONG BLACKROCK KELSO CAPITAL CORPORATION AS BORROWER, CITIBANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, WACHOVIA BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT AND THE OTHER LENDERS PARTY THERETO.

To Approve Amendment No. 2:

UBS LOAN FINANCE LLC,
By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ David B. Julle
Name: David B. Julle
Title: Associate Director